Exhibit 99.1

Corporate presentation August 2019

Cautionary statements The information in this presentation includes “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward - looking statements. The words “anticipate,” “assume,” “believe,” “budget,” “estimate,” “expect,” “forecast,” “initial,” “intend,” “may,” “model,” “plan,” “potential,” “project,” “should,” “will,” “would,” and similar expressions are intended to identify forward - looking statements. The forward - looking statements in this presentation relate to, among other things, future contracts and contract terms, expected partners and customers, potential acquisition targets, the parties’ ability to complete contemplated transactions (including, where applicable, to enter into definitive agreements related to those transactions), margins, returns and payback periods, future assets, cash flows, production, delivery of LNG, required infrastructure, future costs, prices, financial results, equity values, liquidity and financing, including equity funding and debt syndication, regulatory and permitting developments, construction and permitting of pipelines and other facilities, reaching FID, future demand and supply affecting LNG and general energy markets and other aspects of our business and our prospects and those of other industry participants. Our forward - looking statements are based on assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments, and other factors that we believe are appropriate under the circumstances. These statements are subject to numerous known and unknown risks and uncertainties which may cause actual results to be materially different from any future results or performance expressed or implied by the forward - looking statements. These risks and uncertainties include those described in the “Risk Factors” section of our Annual Report on Form 10 - K for the fiscal year ended December 31, 2018, and our other filings with the Securities and Exchange Commission, which are incorporated by reference in this presentation. Many of the forward - looking statements in this presentation relate to events or developments anticipated to occur numerous years in the future, which increases the likelihood that actual results will differ materially from those indicated in such forward - looking statements. Plans for the Permian Global Access Pipeline, Haynesville Global Access Pipeline and Delhi Connector Pipeline projects discussed herein are in the early stages of development and numerous aspects of the projects, such as detailed engineering and permitting, have not commenced. Accordingly, the nature, timing, scope and benefits of those projects may vary significantly from our current plans due to a wide variety of factors, including future changes to the proposals. Although the Driftwood pipeline project is significantly more advanced in terms of engineering, permitting and other factors, its construction, budget and timing are also subject to significant risks and uncertainties. Projected future cash flows as set forth herein may differ from cash flows determined in accordance with GAAP. We may not be able to complete the anticipated transactions described in the presentation. FID is subject to the completion of financing arrangements that may not be completed within the time frame expected or at all. Achieving FID will require substantial amounts of financing in addition to that contemplated by the agreements between Total and Tellurian discussed in this presentation, and Tellurian believes that it may enter into discussions with potential sources of such financing and Total in order to achieve commercial terms acceptable to all parties. Accordingly, final agreements may have terms that differ significantly from those described in the presentation. The financial information included on slides 4, 11, 13, 18, 21 - 23 and 31 is meant for illustrative purposes only and does not purport to show estimates of actual future financial performance. The information on those slides assumes the completion of certain acquisition, financing and other transactions. Such transactions may not be completed on the assumed terms or at all. Actual commodity prices may vary materially from the commodity prices assumed for the purposes of the illustrative financial performance information. The forward - looking statements made in or in connection with this presentation speak only as of the date hereof. Although we may from time to time voluntarily update our prior forward - looking statements, we disclaim any commitment to do so except as required by securities laws. Reserves and resources Estimates of non - proved reserves and resources are based on more limited information, and are subject to significantly greater risk of not being produced, than are estimates of proved reserves. Forward - looking statements 2

Corporate updates 3

Tellurian value proposition 4 » US shale gas is overwhelming domestic market and exports are only solution » Driftwood project expected to deliver LNG on the water at <$3/mmBtu » LNG demand growth – growing 14% Y/Y » Global markets need much more US LNG export infrastructure to support growth » Tellurian expects to generate $8/share in cash flow

2018 2025E 4 bcf/d 29 bcf/d ~ 20 bcf/d additional U.S. LNG export capacity required (1) U.S. must export ~30 bcf/d of LNG by 2025 Sources: RBN and Tellurian analysis. Notes: (1) Assumes U.S. domestic gas demand grows at 0.6% p.a. and liquefaction capacity utilization rate of 90%. (2) Assumes $1,000 per tonne for liquefaction capacity. (3) Includes 86 mtpa (11.5 bcf/d) of operational and under construction liquefaction export capacity. 5 U.S. natural gas export requirements …including an additional ~20 bcf/d of LNG export capacity over firm capacity $ 150 billion investment required for >150 mtpa of additional LNG capacity (2) Firm LNG export capacity (3)

6 10 14 18 22 26 2018 2019 2020 2021 2022 2023 2024 2025 Permian gas outlook – range of forecasts Sources: Rystad , Wood Mackenzie, RSEG, IHS, DrillingInfo, BP, EIA, Tellurian Research. Notes: (1) Estimates based on guidance from Pioneer Energy. See https://www.spglobal.com/marketintelligence/en/news - insights/trending/ymld4hxz_zriyxkwqxdgmg2 . (2) Assumes 20% initial production (“IP”) improvement per year and flat completion activity levels. (3) Assumes flat seasonally adjusted rig drilling and completion activity, and 2% upward shift in basin wide type curve per q uarter. (4) Current type curves (no improvement over time) and flat rig count based on current levels. 6 2025 YE production (Bcf/d) Pioneer (1) Rystad/BP/EIA Wood Mackenzie/IHS (2) RSEG (3) Scenario – $70/ bbl WTI (4) Permian dry gas production Rising gas - oil ratios and crude production growth will require a larger build - out of natural gas pipeline infrastructure out of the Permian. 2018 2019 2020 2021 2022 2023 2024 2025

LNG demand is growing 13.5% y/y 25 27 29 31 33 35 37 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec MT per month Sources: IHS CERA, Tellurian analysis. 7 2019 expected capacity 2018 LNG demand 2019 LNG demand +13.5% y/y LNG demand H1 LNG capacity H1 +13% y/y Utilization rate +600 bps y/y 2019

LNG capacity growth should peak in 2019 Incremental LNG capacity (mtpa) Sources: Wood Mackenzie, Tellurian analysis. Notes: (1) Percentage change of incremental volumes compared to previous year’s total capacity expected to be online. 8 26 37 18 9 4 (2) (1) (8) (8) (2) (5) (2) (3) – 3 12 8 8 14 26 3 – – – – 9% 12% 8% 4% 3% (0%) 3% 4% (1%) (0%) (1%) (0%) (1%) (2.0%) – 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% (20.0) (10.0) – 10.0 20.0 30.0 40.0 50.0 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 Existing Under construction Y/Y change 26 35 30 17 12 (2) 13 18 5 (2) (5) (2) (3) (1)

0 100 200 300 400 500 600 700 800 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Likely + possible FID (5) Global LNG capacity call: ~100 - 250 mtpa Sources: Wood Mackenzie, Bernstein, MS and Tellurian Research. Notes: (1) Assumes 86.5% utilization rate. (2) Assuming sustained 2015 - 2018 demand growth rate of ~9.3% p.a. post - 2019. (3) Assumes 5.0% p.a. demand growth rate post - 2019. (4) Assumes ~70 mtpa of projects under construction, including Cameron T1 - 3, Elba Island T1 - 10, Freeport T1 - 3, PetronasFLNG 2, Portovaya , Prelude, Sengkang, Tangguh, Vysotsk and LNG Canada. (5) Assumes ~50 mtpa of Likely FID projects, including Calcasieu Pass, Artic LNG T1 - 3, Mozambique Area 4 and new Qatar T1 - 3, and ~25 mpta of possible FID projects, including Cameron T4 - T5, Freeport T4, PNG T3, Corpus Christi LNG Stage 3 and Papua LNG T1 - T2. (6) Nominal capacity online by 2025. 9 Under construction (4) In operation Capacity required (1) 9.3% (2) 5.0% (3) ~100 mtpa ~250 mtpa 9.3% p.a. growth rate mtpa Project Status Capacity (6) ( mtpa ) Driftwood LNG Likely 15.2 Calcasieu Pass Likely 10 Arctic LNG - 2 Likely 18.2 Qatar expansion Likely 13.3 Mozambique Area 4 Likely 12 Cameron expansion Possible 10 Freeport expansion Possible 5.4 Corpus expansion Possible 9.5 PNG expansion Possible 2.7 Papua LNG Possible 0.9

Global LNG pricing – JKM forward curves Sources: Marketview, IHS, Wood Mac, Brokers (BAML, Citi, Cowen, CS, DNB, GS, MS, RJ, Stifel, Wells Fargo), Tellurian Research. 10 ($/mmBtu) - JKM Forward expectations are instructive for new US LNG projects Live Broker average IHS WoodMac $4 $5 $6 $7 $8 $9 $10 $11 $12

Tellurian expects to deliver $8/share cash flow 11 ▪ Market : Robust US LNG fundamentals ▪ Liquefaction : 27.6 mtpa ▪ Midstream : ~1,000 miles of pipeline ▪ Upstream :15 Tcf of reserves ▪ Cost : Under $3/mmBtu on the water ▪ Partners : Selling 51% of Driftwood to 3 rd parties ▪ Stake : Tellurian retains 49% (13.6 mtpa) ▪ Financial : TELL expects to generate $8/share of cash flow ▪ Execution: Track record of success ▪ Interests: Large equity interest held by insiders Driftwood Tellurian Projected cost of LNG delivered FOB today at Driftwood Cost of gas Transport cost Liquefaction cost Debt service

Project overview 12

Key investment highlights 13 ▪ Management track record at Cheniere and BG Group ▪ 46% of Tellurian owned by founders, management and other employees (1) ▪ Guaranteed lump sum turnkey contract with Bechtel ▪ $15.2 billion for 27.6 mtpa capacity ▪ Integrated ― Upstream reserves ― Pipeline network ― LNG terminal ▪ Low - cost ▪ Flexible World - class partners Fixed - cost EPC contract Commercial momentum Experienced management Unique business model Tellurian developing ~$30 billion of assets to generate ~$8 cash flow per share annually Note: (1) As of April/2019.

Owning infrastructure mitigates risk 14 Tolling model SPA model Equity model Customer incurs risk Competition between customers for pipeline access leads to hidden costs and higher cost of LNG on the water Developer incurs risk Developer consolidates pipeline transport, but still a price taker for transportation services; developer only has 5% of Henry Hub price to pay for transport Own the infrastructure True cost control and transparency from equity ownership across the value chain

Best team in the business 15 Our combination of talents sets us apart from every other developer. Our leadership is underpinned by a team with unmatched experience. 79 50 mtpa, our team is responsible for over 15% of the LNG in production today Our team has delivered cost - leading LNG projects for over 50 years

Driftwood LNG’s ideal site for exports 16 Access to power and water Berth over 45’ depth with access to high seas Support from local communities Access to pipeline infrastructure Site size over 1,000 acres Insulation from surge, wind, and local populations Artist rendition

2 3 4 1 Bringing low - cost gas to SW Louisiana 17 Driftwood Pipeline (1) ▪ Capacity (Bcf/d) 4.0 ▪ Cost ($ billions) $2.2 ▪ Length (miles) 96 ▪ Diameter (inches) 48 ▪ Compression (HP) 274,000 ▪ Status FERC approval complete Haynesville Global Access Pipeline (1) ▪ Capacity (Bcf/d) 2.0 ▪ Cost ($ billions) $1.4 ▪ Length (miles) 200 ▪ Diameter (inches) 42 ▪ Compression (HP) 23,000 ▪ Status Binding open season complete Permian Global Access Pipeline (1) ▪ Capacity (Bcf/d) 2.0 ▪ Cost ($ billions) $4.2 ▪ Length (miles) 625 ▪ Diameter (inches) 42 ▪ Compression (HP) 258,000 ▪ Status Binding open season complete 1 2 3 Note: (1) Included in Driftwood Holdings at full development; commercial and regulatory processes in progress and financial st ructuring under review. 4 Delhi Connector Pipeline ▪ Capacity (Bcf/d) 2.0 ▪ Cost ($ billions) $1.4 ▪ Length (miles) 180 ▪ Diameter (inches) 42 ▪ Compression (HP) 72,000 ▪ Status Binding open season complete

Tellurian projects annual ~$8 cash flow/sh(1)

- **Integrated model to produce low-cost LNG on the water**
  - Variable and operating costs expected to be $2.50-$3.00/mmBtu FOB
  - ~$21 billion in project finance debt equates to $1.00-$1.50/mmBtu(2)

- **Tellurian retains ~14 mtpa and ~49% of the assets**
  - Projected ~$2 billion annual cash flow to Tellurian = $8.00 per share(1,3)



Partners
(~$7 billion in equity)
TELLURIAN
100%
~51%
Equity ownership
~49%
Driftwood Holdings
(~$21 billion in project finance debt)
$1 billion private equity capital
Production Company
Pipeline Network
LNG Terminal
~14 mtpa(4)
Tellurian Marketing
~14 mtpa
Partners

Notes: (1) Annual cash flow per share based on projected $2.3 billion annual cash flow to Tellurian and ~267 million shares outstanding after issuance of ~20 million shares pursuant to Total common stock purchase agreement dated April 3, 2019 and conversion of ~6.1 million shares of existing Series C convertible preferred stock issued to Bechtel.
(2) Based on various financing structures for principal, interest rate and amortization related to ~$21.5 billion of project finance debt.
(3) See slide 22 for estimated annual Tellurian cash flow at various assumed U.S. Gulf Coast netback prices and margin levels.
(4) Includes 12 mtpa retained capacity and assumes Tellurian Marketing acquires 2 mtpa of capacity at Driftwood Holdings.

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TELLURIAN

Tellurian capacity Contracted volume Vitol 1.5 Total S.A. 1.5 Commercial momentum to 3 - plant FID Notes: (1) Represents required equity contribution at $500/tonne. (2) Based on signed Memorandum of Understanding (MOU) with volume to be determined. (3) Based on signed MOU. 19 mtpa mtpa (3) Driftwood Holdings volume Tellurian Marketing volume (1) (1) Petronet (2) Purchased 2.0 Retained 4.6 Remaining 3.6

Growing list of expected partners and customers 20 Partner Off - take Volume Credit rating (3) Driftwood project Equity investor 1.0 mtpa A+/Aa3/AA - Equity investor (1) Under review Baa2 (Moody’s) Tellurian Marketing JKM linked 1.5 mtpa A+/Aa3/AA - JKM linked (2) (Equity investment under review) 1.5 mtpa Unrated Notes: (1) Per Memorandum of Understanding. (2) Per Memorandum of Understanding. (3) Parent credit ratings denote S&P/Moody’s/Fitch, unless noted otherwise.

Driftwood Holdings' financing

	2-Plant Case		3-Plant Case		Full Development	
▪ **Capacity (mtpa)**	**11.0**		**16.6**		**27.6**	
▪ **Capital investment ($ billions)**						
— Liquefaction terminal[1]	$ 7.6		$ 10.6		$ 15.5	
— Owners' cost & contingency[2]	$ 1.1		$ 1.8		$ 2.3	
— Driftwood pipeline[3]	$ 1.1		$ 1.5		$ 2.2	
— HGAP[3]	$ -		$ -		$ 1.4	
— PGAP[3]	$ -		$ 4.2		$ 4.2	
— Upstream	$ 2.2		$ 2.2		$ 2.2	
— Fees[4]	$ -		$ 0.9		$ 0.9	
— Interest during construction	$ 2.5		$ 5.0		$ 7.8	
▪ **Total capital**	**$ 14.5**		**$ 26.2**		**$ 36.5**	
Total capital ($ per tonne)	$ 1,320		$ 1,580		$ 1,320	
— Debt financing[5]	$ (8.0)		$(16.6)		$ (21.5)	
— Pre-COD cash flows[6]	$ (2.5)		$ (3.6)		$ (7.0)	
▪ **Net equity**	**$ 4.0**		**$ 6.0**		**$ 8.0**	
▪ **Transaction price** ($ per tonne)	**$ 500**		**$ 500**		**$ 500**	
▪ **Capacity split**	**mtpa**	**%**	**mtpa**	**%**	**mtpa**	**%**
— Partner	6.0	~55%	10.0	~60%	14.0	~51%
— Tellurian (purchased)[7]	2.0	~18%	2.0	~12%	2.0	~7%
— Tellurian (retained)	3.0	~27%	4.6	~28%	11.6	~42%

Notes: (1) Based on engineering, procurement, and construction agreements executed with Bechtel.
(2) Approximately half of owners' costs represent contingency; the remaining amounts consist of cost estimates related to staffing prior to commissioning, estimated impact of inflation and foreign exchange rates, spare parts and other estimated costs.
(3) Represents estimated costs of development of Driftwood pipeline (in phases), HGAP and PGAP.
(4) Preliminary estimate of certain costs associated with potential management fee to be paid by Driftwood Holdings to Tellurian and certain transaction costs.
(5) Project finance debt to be borrowed by Driftwood Holdings.
(6) Cash flow prior to commercial operations date of Plant 2, Plant 3, and Plant 5 in the 2-Plant, 3-Plant, and full development cases, respectively.
(7) Assumes Tellurian Marketing acquires 2 mtpa of capacity at Driftwood Holdings, financed by $1.0 billion of convertible debt with interest of ~11% and funded by private equity.

21

TELLURIAN

Value to Tellurian Inc.

Every $1.00 reduction in gas costs or increase in LNG price adds $2.66/share in 5-plant case

USGC netback ($/mmBtu)	**Cost of LNG[1]** ($/mmBtu)	**Margin** ($/mmBtu)	**2 Plants**	**3 Plants**	**5 Plants**
			Cash flows[2][3][4] $ millions ($ per share)		
Tellurian capacity	Base case		5.0 mtpa	6.6 mtpa	13.6 mtpa
$ 6.00	$4.50	$ 1.50	$190 ($0.71)	$320 ($1.19)	$870 ($3.25)
$ 8.00	$4.50	$ 3.50	$710 ($2.65)	$1,010 ($3.77)	$2,280 ($8.51)
$10.00	$4.50	$ 5.50	$1,230 ($4.59)	$1,690 ($6.31)	$3,690 ($13.77)
$15.00	$4.50	$10.50	$2,530 ($9.44)	$3,410 ($12.72)	$7,230 ($26.97)

Potential to decrease cost of LNG by an additional ~$2.00/mmBtu

Notes: (1) $4.50/mmBtu cost of LNG FOB Gulf Coast assumes $2.25/mmBtu cost of gas at Driftwood LNG terminal.
(2) Annual cash flow equals the margin multiplied by 52 mmBtu per tonne; does not reflect potential impact of management fees paid to Tellurian nor G&A.
(3) Annual cash flow per share based on ~268 million shares outstanding after issuance of ~20 million shares pursuant to Total common stock purchase agreement dated April 3, 2019 and conversion of ~6.1 million shares of existing Series C convertible preferred stock issued to Bechtel.
(4) Assumes Tellurian Marketing acquires 2 mtpa of capacity at Driftwood Holdings, financed by $1 billion in convertible debt funding with 11% paid-in-kind ("PIK") interest during construction and 11% cash interest after construction.

22

TELLURIAN

$0.88 $0.70 $0.36 $0.36 $0.50 $0.79 $0.79 $0.35 $0.22 $0.15 $0.75 $0.50 $0.50 $1.50 $1.00 $1.00 Base case Optimistic case Permian gas ▪ Replace or substitute amortizing bank debt for interest - only bonds ▪ Improved operating outlook at liquefaction plant ▪ Delineation of Haynesville acreage and technological advances Debt Ability to deliver low - cost LNG on the water Sources: Wood Mackenzie, Tellurian Research. Note: (1) Based on debt service cost of principal and interest related to ~$21.0 billion of project finance debt. 23 (1) Drilling & completion Lease operating Gathering, processing & transportation Contingency Liquefaction $4.50/mmBtu $3.50/mmBtu Optimistic case Upstream $2.35/mmBtu Permian gas ▪ Sourcing Permian gas at $0.50/mmBtu ▪ $0.35/mmBtu of operating expenses related to PGAP

Final Investment Decision expected in 2019 24 ▪ Fully - wrapped EPC contract ▪ Draft FERC EIS ▪ Final FERC EIS ▪ Final FERC Order ▪ DOE license to export to non - FTA countries ▪ Complete open seasons on pipelines ▪ Executed definitive agreements with Total ▪ Complete capital raise process – Partner & equity funding – Debt syndication ▪ Final Investment Decision ▪ First LNG Milestone Target date November 2017 September 2018 January 2019 April 2019 May 2019 2Q 2019 July 2019 2023 2019 ▪ Executed suite of partnership agreements with Total, including: ― $500 mm equity investment in Driftwood project for purchase of 1 mtpa of LNG ― Purchase of 1.5 mtpa of LNG from Tellurian’s LNG offtake volumes from Driftwood

Social media Contact us ▪ Amit Marwaha Director, Investor Relations & Finance +1 832 485 2004 amit.marwaha@tellurianinc.com ▪ Joi Lecznar SVP, Public Affairs & Communication +1 832 962 4044 joi.lecznar@tellurianinc.com 25 @TellurianLNG

Appendix 26

Recent milestones and key corporate updates

Converted HOA with Total into finalized definitive agreements for 2.5 mtpa of LNG

- *Total to purchase 1 mtpa of LNG for $500 million equity investment in Driftwood*
- *Entered into SPA for additional 1.5 mtpa of LNG from Tellurian's LNG offtake volumes from Driftwood*
- *In April 2019, executed common stock purchase agreement for Total to acquire $200 million in TELL shares*

Completed binding open seasons on PGAP, HGAP and DCPL

- *PGAP: anticipate finalizing precedent agreements in ~60 days, pre-filing with FERC in 3Q19*
- *HGAP/DCPL: anticipate finalizing precedent agreements in 4Q19*

Working to achieve upcoming milestones

- *Secure other equity investors, expected to be facilitated by definitive agreements finalized with Total*
- *Secure $1 billion in financing for 2 mtpa of LNG and Driftwood equity interest for Tellurian Marketing*
- *Prepare to launch project finance debt syndication*

27
TELLURIAN

$700 $490 $500 $380 ~$550 Phase 1 Phase 2 Phase 3 Phase 4 Total Bechtel LSTK secures project execution ▪ Leading LNG EPC contractor ― 44 LNG trains delivered to 18 customers in 9 countries ― ~30% of global LNG liquefaction capacity (>125 mtpa) ▪ Tellurian and Bechtel relationship ― 16 trains (1) delivered with Tellurian’s executive team ― Invested $50 million in Tellurian Inc. Source: Bechtel website. Note: (1) Includes all trains from Sabine Pass LNG, Corpus Christi LNG, Atlantic LNG, QCLNG, and ELNG. 28 Driftwood EPC contract costs ($ per tonne) Capacity (mtpa) 11.0 5.5 5.5 5.5 27.6 Plants 1&2 Plant 3 Plant 4 Plant 5

$1,320 $1,428 $1,603 $1,654 $2,214 $2,657 $3,774 $4,144 $5,025 Driftwood Qatar New Megatrain Mozambique Area 4 Yamal LNG Canada APLNG Gorgon Wheatstone Ichthys Driftwood vs. competitors – cost per tonne Sources: Wood Mackenzie, The World Bank and Tellurian Research. Notes: (1) Based on full development of Driftwood Holdings, inclusive of anticipated debt service cost. (2) LNG Canada’s cost per tonne is inclusive of TransCanada’s capex estimate for Coastal GasLink. (3) The World Bank bases the Logistics Performance Index (LPI) on surveys of operators to measure logistics “friendliness” in r espective countries which is supplemented by quantitative data on the performance of components of the logistics chain. 29 Capacity, mtpa 14.0 27.6 31.2 10.0 16.5 9.0 15.6 9.0 8.9 LPI global ranking (3) : 4.0 3.6 2.7 2.6 3.9 3.8 3.8 3.8 3.8 (1) (2)

>100 Tcf available resources in Haynesville

Driftwood Holdings plans to fund and purchase 15 Tcf


TX

Target size:	Potential acquisition targets:	Range of resources per target (Tcf)[1]:
▪ Large	Indigo, bp, Rockcliff Energy, Chesapeake Energy	>~15 Tcf
▪ Medium	CCI, Vine Oil & Gas, Aethon, GEP Haynesville, LLC	~9 to ~15 Tcf
▪ Small	Goodrich Petroleum Corporation, Exco, Amplify Energy	<~9 Tcf


>~15 Tcf
15
~9 to ~15 Tcf
9
15
<~9 Tcf
9

Sources: IHS Enerdeq, 1Derrick, investor presentations and Tellurian research.
Note: (1) Estimated resources based on acreage.

30
TELLURIAN

Returns to Driftwood Holdings’ partners 31 U.S. Gulf Coast netback price ($/mmBtu) $6.00 $8.00 $10.00 $15.00 ▪ Driftwood LNG, FOB U.S. Gulf Coast ($/mmBtu) $(3.50) $(3.50) $(3.50) $(3.50) ▪ Margin ($/mmBtu) 2.50 4.50 6.50 11.50 ▪ Annual partner cash flow (1) ($ millions per tonne) 130 235 340 600 ▪ Cash on cash return (2) 26% 47% 68% 120% ▪ Payback (3) (years) 4 2 ~1 <1 Notes: (1) Annual partner cash flow equals the margin multiplied by 52 mmBtu per tonne. (2) Based on 1 mtpa of capacity in Driftwood Holdings; all estimates before federal income tax ; does not reflect potential impact of management fees paid to Tellurian. (3) Payback period based on full production.

Environmental and social leadership ▪ Provide an outlet for currently flared natural gas in the U.S. ▪ Replace coal and oil in emerging markets to reduce carbon emissions and improve air quality ▪ Facilitate growth of renewables by providing energy reliability Driftwood LNG project expected to reduce lifecycle carbon emissions and support local communities 32 Lifecycle emission reduction Sustainable development ▪ Liquefaction facility to have near zero methane emissions ▪ Use the latest equipment, technology and monitoring systems to minimize emissions ▪ Conduct green completions in upstream operations ▪ Extensive community outreach and support programs ▪ Create 350 permanent and 6,400 construction jobs ▪ Fund climate change research at Columbia University Social engagement

Building momentum to FID in 2019

2016

September — Management, friends and family **invest $60 million** in Tellurian

December — GE **invests $25 million** in Tellurian

2017

January — TOTAL **invests $207 million** in Tellurian

February — **Merge** with Magellan Petroleum, gaining access to public markets

June — **Bechtel, Chart Industries and GE** complete the front-end engineering and design (FEED) study for Driftwood LNG

November — **Acquire Haynesville acreage**, production and ~1.4 Tcf

Execute **LSTK EPC contract** with Bechtel for ~$15 billion

December — Raise approximately **$100 million in public equity**

2018

Feb/March — Announce **open seasons** for Haynesville Global Access Pipeline and Permian Global Access Pipeline

March — Bechtel **invests $50 million** in Tellurian

June — Raise approximately **$115 million in public equity**

September — Driftwood LNG receives **Draft Environmental Impact Statement** (DEIS) from FERC

December — Announce **MOU for 1.5 mtpa for 15 years** with **Vitol**, based on Platts JKM

2019

February — Announce **MOU for Driftwood equity** investment **with Petronet**

April — Driftwood LNG receives **Final Order** from FERC

July — Finalize **$500 million equity investment** and LNG purchase agreements in Driftwood with Total

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TELLURIAN